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                                                                    Exhibit 32.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Pioneer Companies, Inc. (the "Company") on Form 10-K for the year ending December 31, 2004, as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Y. McGovern, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2005
                                         /s/ Michael Y. McGovern
                                         ---------------------------------------
                                         Michael Y. McGovern
                                         President and Chief Executive Officer